Exhibit 99.1
The FirstMerit Opportunity August 2010

Strong Platform Organizational enhancements Improved credit Solid capital position Franchise Positioned for Organic Growth Market leadership in core markets Opportunity to expand the franchise Focused on Shareholder Returns The FirstMerit Opportunity 2

FirstMerit Overview Headquarters: Akron, Ohio Employees (FTE): 3,095 Founded: 1845 Assets: $14.5 Billion* 4th largest Ohio bank/ 36th largest U.S. bank Market Capitalization: $2.0 Billion * * 4th largest Ohio bank/ 33rd largest U.S. bank Ticker: FMER (NASDAQ) Source: SNL Financial *Total Assets as of 6/30/10 * * Market Capitalization as of 8/15/10 3

Chicago Expansion 4

Positioning FirstMerit's Franchise for Long Term Growth Chicago - provides dense population and positive growth demographics 3rd largest MSA in U.S. Favorable competitive dynamics in the small business and middle market banking areas Senior FirstMerit executives have extensive market knowledge Follow-on acquisition opportunities exist in greater Chicago 5

Assets: $415 mm Deposits: $1.2 bn Branches: 24 February 2010 Assets: $420 mm Deposits: $393 mm Branches: 4 February 2010 Assets: $3.0 bn Deposits: $2.3 bn Branches: 26 May 2010 Premium Paid to Total Deposits FirstMerit - Chicago Acquisitions (1) 2.2% Chicago Branch Transactions (2) 8.0% Chicago Bank and Thrift Transactions (3) 18.8% Source: SNL Financial. (1) Represents the net premium paid by FirstMerit for its three Chicago area acquisitions. (2) Average of 4 branch transactions in the Chicago MSA since 9/30/04. (3) Average of 40 bank and thrift transactions in the Chicago MSA since 9/30/04 (excludes jumbo deposits). Building a Strategic Franchise in Chicago Attractively priced strategic franchise 6

Midwest Bank and Trust Transaction Overview Together with First Bank and George Washington creates scale footprint to serve Chicago market Attractive and complementary branch footprint Increases FirstMerit's deposit market share ranking from #28 to #14 Provides further operating leverage to FirstMerit's super-community bank strategy Expands commercial lending capabilities Enhances already strong middle market commercial lending team Favorable competitive dynamics remain Financially compelling Immediately accretive to EPS Transaction IRR well in excess of FirstMerit's hurdle rates Projected operating expenses based on conservative, bottom-up analysis One-time merger and integration costs of $7 million (pre-tax) Low risk transaction FDIC loss sharing provision provides protection Midwest Bank and Trust loan quality superior to other FDIC-assisted transactions 7

Midwest Bank and Trust Franchise Overview Midwest Bank and Trust was established in 1959 Provides a focused Chicago branch footprint A well respected interim management team that led restructuring efforts Retained customer relationships through a difficult business cycle Approximately 50% of Midwest Bank and Trust's HoldCo tangible capital in 2008 was written-off due to losses in Fannie and Freddie preferred stock investments Loan quality better than other FDIC-assisted transactions High scarcity value Highly competitive auction process Limited near term FDIC-assisted deals of size 8

Chicago franchise Chicago MSA franchise (1) Source: Company filings and SNL Financial. (1) Deposit market share data as of 6/30/09. Positions FirstMerit's Franchise for Long Term Growth 9 Deposits Deposits Rank Institution ($mm) Branches / Branch 1 JPMorgan Chase $45,011 425 $106 2 Bank of America 33,215 188 177 3 BMO Financial 25,360 240 106 4 MB Financial 15,270 100 153 5 Northern Trust 13,256 16 829 6 PNC Financial 11,294 139 81 7 Citigroup 9,861 74 133 8 Wintrust Financial 9,354 80 117 9 Fifth Third 8,633 179 48 10 PrivateBancorp 8,351 21 398 11 U.S. Bancorp 5,945 93 64 12 Royal Bank of Scotland 5,733 114 50 13 First Midwest 5,606 86 65 FirstMerit Proforma 3,681 54 68 14 TCF Financial 3,441 207 17 15 Taylor Capital 3,260 11 296 16 Metropolitan Bank 2,685 88 31 17 Old Second Bancorp 2,300 28 82 18 American Chartered 2,298 15 153 19 Parkway Bancorp 2,121 26 82 20 Standard Bancshares 1,975 43 46 28 FirstMerit $1,576 28 $56

10 Chicago Expansion Enhances Demographic Outlook of Franchise Pre Chicago Chicago Today Deposits $7.2bn $4.1bn $11.3bn Branches 155 51 206 Population (2009) 6,514,386 9,756,941 16,271,327 Households (2009) 2,601,106 3,500,698 6,101,804 Proj. pop. Growth ('09-'14) 0.62% 2.97% 1.47% Median household income (2009) $52,400 $66,618 $57,554 Proj. Household income Growth ('09-'14) 4.11% 4.83% 4.37% Chicago expansion improves franchise demographics ? ? ? ? ? SourceSNL Financial. ..

Increase retail marketing efforts Small business Core deposits Credit / Debit card Enhance middle market and business banking Favorable competitive dynamics remain Leverage Midwest Bank and Trust's established commercial lending platform Broaden ABL business Cross-sell of wealth management, brokerage and cash management Note: Amounts based on interim financial statements, subject to final closing balances Positions FirstMerit's to Capitalize on Opportunities 11

Paul Greig, CEO Bill Richgels, CCO Peter Gillespie, Regional President Chicago market experience Years JPMorgan Chase / Bank One / First Chicago NBD American National Bank FNW Bancorp First Midwest Bank Continental Illinois National Bank First Bank JPMorgan Chase / Bank One / First Chicago NBD American National Bank NBD 28 years 24 years 19 years Experienced Leadership Team with Chicago Roots Charter One Bank JPMorgan Chase / Bank One / First Chicago NBD American National Bank 12

Senior FirstMerit executives have extensive market knowledge Integration of Midwest Bank and Trust follows completion of George Washington Savings Bank and First Bank branch acquisitions Smooth transition anticipated Midwest Bank and Trust opened for business as usual on Saturday FirstMerit ambassadors in each branch to ensure smooth transition FirstMerit management has formed a dedicated team to lead the integration process Branch integration Product and sales management Credit risk management Information technology Integration Is Underway 13

Continued Performance Improvement 14

15 History of Improving Performance... Financial Performance 2008 2008 FirstMerit Peers Net Interest Margin 3.72% 3.62% Efficiency Ratio 58.78% 59.41% Net Charge-Offs/ Average Loans 0.68% 0.98% ROAA 1.13% 0.07% ROAE 12.76% 1.61% 2009 2009 FirstMerit Peers 3.58% 3.51% 62.95% 61.79% 1.22% 2.00% 0.76% -0.85% 8.09% -7.13% In-line/Opportunity Relative Improvement Relative Improvement In-line/Opportunity Source: SNL Financial Peer Group Includes: Huntington, Associated, Fulton Financial, TCF Financial, Citizens Banking, Park National, First Commonwealth Financial, Old National, MB Financial and FNB Improvement In-line/Opportunity Relative to Peers

16 ....Continues in 2010 Financial Performance 2Q 2010 2Q 2010 FirstMerit Peers 4.04% 3.73% 61.30% 60.79% 1.18% 2.17% 0.94% 0.46% 9.61% 4.46% In-line/Opportunity Relative Improvement Relative Improvement Improvement Source: SNL Financial Peer Group Includes: Huntington, Associated, Fulton Financial, TCF Financial, Citizens Banking, Park National, First Commonwealth Financial, Old National, MB Financial and FNB Improvement In-line/Opportunity Relative to Peers 2009 2009 FirstMerit Peers Net Interest Margin 3.58% 3.51% Efficiency Ratio 62.95% 61.79 % Net Charge-Offs/ Average Loans 1.22% 2.00% ROAA 0.76% -0.85% ROAE 8.09% -7.13%

17 Primary Focus of Entire Management Team and Organization Align Incentives Completed Comprehensive Internal and External Review of Portfolio Implementing Initiatives for Ongoing Credit Improvement Active Internal Focus on Credit Quality Hired Chief Credit Officer Actions to Sustain Improved Performance Credit Quality Initiatives Net charge-offs YTD as of 6/30/10 Source: SNL Financial Peer Group Includes: Huntington, Associated, Fulton Financial, TCF Financial, Citizens Banking, Park National, First Commonwealth Financial, Old National, MB Financial and FNB Lead to Superior Credit Quality 0.85% 0.22% 0.76% 0.26% 0.77% 0.68% 1.22% 2.00% 1.27% 2.16% 0.22% 0.40% 0.43% 0.98% 2004 Peers '04 2005 Peers '05 2006 Peers '06 2007 Peers '07 2008 Peers '08 2009 Peers '09 YTD '10 Peers' YTD '10

18 Asset Quality FMER 6/30/10 Peers' 6/30/10 Nonperforming Assets/ Loans + Other Real Estate Allowance for Credit Losses/ Nonperforming Loans 1.62% 127% 4.85% 69% Net Charge-offs/Average Loans 1.18% 2.17% Balance Sheet Strength Source: SNL Financial Peer Group Includes: Huntington, Associated, Fulton Financial, TCF Financial, Citizens Banking, Park National, First Commonwealth Financial, Old National, MB Financial and FNB

19 Commercial Banking Reorganization of regional CEO reporting Intensive pipeline management Quick credit decision response Increased calling activity Leveraging of Small Business Banking Consumer Banking Reinstated branch managers in each location Mortgage banking aligned with retail Reinvigorated high value client retention program Innovative product launches Wealth Management Capture synergies with consumer customers Call on owner-managed business customers Focus on capturing customer liquidity events Revenue Enhancement Strategies Business Line Revenue Initiatives

20 Enterprise Risk Management Strong focus on enterprise risk management avoided multiple industry catastrophic losses Some examples Industry Issue Action Weak commercial credits in deteriorating environment Review of portfolio results in sale $82 million in troubled loans Fannie Mae and Freddie Mac receivership Sale of entire investment position of $15.6 million Housing price collapse Significant reduction of residential construction portfolio Sub-prime mortgage lending No Alt. A or sub-prime lending

Margin Stability

Margin Historical Performance

- **The margin has remained fairly constant throughout interest rate cycle**



5%
4%
3%
2%
1%
0%
NIM
FedFunds
3.74%
3.66%
3.71%
3.76%
3.73%
3.74%
3.70%
3.73%
3.80%
3.78%
3.68%
3.58%
3.58%
3.62%
3.61%
3.66%
3.60%
3.69%
3.78%
3.82%
3.53%
3.56%
3.61%
3.64%
3.72%
4.04%
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10

FIRSTMERIT

21

22 Capital Building XX Source: SNL Financial Well-positioned compared with local competition for organic growth and strategic M&A opportunity Raised $320 million in tangible capital on 5/19/10 Healthy Capital Levels at 6/30/10 Capital Management Prioritization of Capital Management Dividend Strategic M&A 7.34% 7.08% 7.02% 6.91% 5.95% 3.30% FMER PVTB MBFI FITB HBAN TAYC

The FirstMerit Growth Opportunity

24 FirstMerit Value Proposition Local delivery of relationship banking Regional structure supports close client relationship Institutionalization of key relationships with regional CEOs Local decision making Access to decision makers/senior management Credit authority appropriate to regions Enables prompt response on credit decisions Strong sales and service orientation Motivated and empowered bankers Consultative, agile and efficient approach to banking Product parity with larger bank competitors Deep community involvement Local advisory boards

25 Extensive super community branch network in Northeast Ohio Commercial Banking Consumer Banking Wealth Management Services Super Community Banking Business Model Market Leadership

26 Strong Management Experience (avg. 25 yrs) Diverse Customer Base Strong Customer Service Model Strong Deposit Gathering Abilities $6.0bn Loan Portfolio High ROE Small Business Banking Unit Middle Market, Business Banking, CRE, Asset Based Lending, Public Funds, Oil and Gas, Card Services- Merchant, Capital Markets, Treasury Management, Skilled Care, Dealer Services, SBA Commercial Banking: Superior Service Model Service Awards and Ratings Overview Awarded "Outstanding" rating for performance under the Community Reinvestment Act January, 2010

27 Concentrated branch network 206 branches in Ohio, Western Pa. and Chicago #1 Market Share in Akron #2 Market Share in Canton Customer Service Culture Full Suite of Traditional Retail Banking Products Profitable Merchant, Debit and Credit Card Businesses Innovative Product Launches Providing Strong Results Reality Checking Reality Savings Overview Committed to Superior Customer Service Consumer Banking: Broad Services and Customer Satisfaction Awarded highest customer satisfaction in Ohio by JD Power & Associates in 2010 4th consecutive year #1 in Ohio

28 Reality Checking Consumer Banking: Innovative Products Increase Deposit Accounts Growth Rate 12 months ending 6/30/07 Branches Percentage of Franchise < 0% 123 83% 0 - 2% 17 12% 2 - 5% 6 4% 5 - 10% 2 1% 10+% 0 0% 148 100% Net Household Growth Growth Rate 12 months ending 06/30/10 Branches Percentage of Franchise < 0% 46 30% 0 - 2% 52 33% 2 - 5% 25 16% 5 - 10% 17 11% 10+% 15 10% 155 100%

29 Strong Complement with Owner- Managed Business High ROE Business Assets under management and administration: $5.0bn Loans: $278mm Deposits: $591mm Expansive Product Suite Investment management Estate and succession planning Private banking (credit/deposit services) Trust services Financial and tax planning Insurance services Brokerage services Employee benefits (401-k, Pension) Wealth Management: Comprehensive Array of Services Cross-Selling Initiatives with Commercial / Consumer Banking Strong customer retention tool Focused on capturing customer liquidity events Wealth Penetration Overview % of commercial customers using wealth management services

30 Strong platform Organizational enhancements Improved credit Solid capital position Franchise positioned for organic growth Market leadership in core markets Opportunity to expand the franchise Focused on Shareholder Returns The FirstMerit Opportunity